UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2010

SWAV ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53223
(Commission File Number)

N/A
(IRS Employer Identification No.)

Suite 2806, 505 - 6th Street SW, Calgary, Alberta T2P 1X5
(Address of principal executive offices and Zip Code)

(403) 239-2351
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry in a Material Definitive Agreement

On April 26, 2010, SWAV Enterprises Ltd., a Nevada corporation (“SWAV” or the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Lotus Holdings Limited (“Lotus”) pursuant to which the Company issued an aggregate of 2,265,240 shares of SWAV’s common stock to Lotus in consideration for 100% of certain assets of the Lotus (the “Acquisition”). Mr. Joerg Ott is the Managing Member of Lotus.

Lotus a holding company specializing in software technology and training services, particularly in the areas of advanced software development tools, innovative point-of-care electronic health record (EHR) software, and sales training.

Simultaneously with the consummation of the Acquisition, the Selling Stockholders named in those certain Stock Purchase Agreements, dated April 26, 2010, sold an aggregate of 11,984,770 shares of their common stock of the Company to Joerg Ott for an aggregate purchase price of $370,000.

Also, on April 26, 2010, the Company consummated the sale of 100% of SWAV Holdings, Inc., a wholly-owned subsidiary of the Company, to Pui Shan Lam, the Chief Executive Officer and Director of the Company, pursuant to a Subsidiary Stock Purchase Agreement, dated April 26, 2010, for a purchase price of $100.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As reported in Item 1.01 above, on April 26, 2010, the Company acquired certain assets from Lotus pursuant to an Asset Purchase Agreement.

List of Lotus’ Assets Acquired by SWAV

Asset	Business	Percentage Transferred
Tool Box Assets	IPR’s - Software development tools - Social media software Customer base	100%
“Bones” Assets	IPR’s - Software for HealthCare - Medical/HealthCare database Contracts	100%
OUTPUT! Ltd	Adult Education/Training - Sales - Marketing Customer base Contracts	100%

The following is a description of the Lotus assets purchased by SWAV:

Tool Box Assets

1.	Carousel
Visual image rendering plug-in for Notes 8+. Modeled on iTunes.

Written in: Eclipse SWT
Component assets: Java animation, dynamic image manipulation
Implementing customers: None

2.	Alpheus
Mail file analyzer/replication manager

Written in: Lotusscript
Component assets: Cross-replica analyzer, Mail file contents analyzer
Implementing customers: PGA Tour, Bay Area Hospital

3.	Squawk™ Lightweight Social Networking Solution
Domino micro-blogging system

Written in: Java/Xpages

Component assets: “Wingman” concept, dynamic charting, digest-based data model, branding, forced UNIDs
Implementing customers: None
Squawk™ is the revolutionary lightweight social networking solution. Like Twitter™ for the enterprise, it is a simple, yet incredibly powerful collaboration solution. Based on Lotus Domino Xpages technology, it is easy to deploy, highly scalable, and integrated with the rest of the Lotus portfolio, including Domino, Quickr, Connections, Sametime, and Websphere Portal.

Often referred to as micro-blogging, the purpose of Squawk™ is to share knowledge and collaborate in a community with similar interests in near real-time. Squawk™ has the brevity and immediacy of instant messaging with the value of continuity and open collaboration.

Squawk™ can be installed in your environment in just seconds, or it is available as a web service that can be integrated with and even embedded into your existing applications. Since it is based on Lotus Domino, the application can be replicated to multiple servers and synchronized or even clustered for distributed processing and high availability supporting tens of thousands of users.

The business value of Squawk:

•	Lets key individuals, such as C-level executives, easily post short, meaningful updates and maintain a connection to their employees.
•	Facilitates connections between employees who don’t know each other and the adoption of other business social networking technologies.
•	Individuals can post ideas and get both immediate and compound feedback.
•	Identify key subject matter experts to build powerful teams, committees, or communities of interest.
•	Attract and retain talent. The younger workforce expects these tools.
•	Use Squawk™ in conjunction with live presentations to gather instant feedback from participants and provide a transcript of the interactions.
•	Provides a mechanism for internal marketing or R&D and feedback.
•	Allows for employee self-service support.
•	Reduces communications costs.

Key Features:

Squawking: Post a short statement about what you are doing, a question you have, a topic you want to discuss, or a response to any of the above.
Profile Integration: Maintain and share information about yourself that is relevant to the community.
My Replies: Track responses to your squawks.
My Flock: Filter squawks to the individuals that you want to follow.
Polling: Post a question and allow other users to vote for or against it, then view real-time responses in a live chart, or track more detailed responses over time.
Knowledge Discovery: Filter or search squawks for past or current topics and find subject matter experts based on key words.
Portability: Most Squawk™ features can be embedded into other collaborative applications, such as blogs or discussions, or easily accessed from mobile devices.
Hosted Service: Squawk™ can be installed inside your firewall or easily integrated into your organization as a hosted service.

Bidding: Post an item and allow other users to respond with a specific format, such as a bid on an item, then report on progress and a final result, such as a progressive bid, the current leader, and an eventual winner.

Squawk Live™: Integrates with Lotus Sametime to provide presence awareness, instant messaging, group chat, and instant meeting capabilities.
Pricing:
Up to 30 users: $999 + $10 for each additional user. OR
$5,000 per server cluster for unlimited users. OR
As little as $1 per user per month hosted.

4.	Blueprint
Notes client application framework

Written in: Lotusscript

Component assets: Dynamic interface construction, dynamic validation engine, abstract workflow engine, dynamic data modeling engine, DXL/CSS compatible design element structure, rules-based view constructor

5.	Crowded Wisdom™ Engage. Envision. Empower.™
Social decision engine/Social link tracker

Written in: Xpages
Component assets: Stack ranking model, Dual-axis evaluation, Branding, Write-Behind Cache, Reputation scoring, Q&A rating engine, Link tracking

Crowded Wisdom™ is a social idea management and business decision support solution. Featuring a sophisticated Web 2.0 interface, Crowded Wisdom allows employees, customers, vendors and partners to share ideas that can then be quickly and easily evaluated on multiple criteria by the defined community. Ideas can be contributed by anyone at any time, and become immediately available for other users to add to their personal Wishlist.

But the wisdom of crowds doesn't end there. Participants can organize their wishlists by ranking and rating ideas with simple drag & drop gestures. By sorting ideas in order of priority, users can express not simply that they like an idea, but where they rank it among other ideas they like. They can also rate ideas independent of their ranking, creating a deeper understanding of priorities and preferences.

Site administrators can group ideas together into Scorecards, which are then made available to crowd participants. Scorecards can be limited to a preset collection of ideas, or be open-ended. Once participants have submitted their scores, administrators can see rankings and ratings for all the ideas. Administrators can also assign weighting values to participants, which will differentiate their scoring, allowing key customers and users to have a stronger voice.

For example, imagine you are a major fast food chain and want to seek ideas from your customer base about what products or services to offer. You could start by having an open collection of ideas, letting people feed off of and rate each other's ideas, building a loyal community of interest. Then you can create a targeted Scorecard of the highest rated ideas that are actually feasible and publish that to the community to prioritize and rate ideas AGAINST each other, giving you valuable market intelligence about what changes you could make that would have the highest impact to your community. That is the power of Crowded Wisdom™.

Built on the latest Domino technology, Crowded Wisdom™ can be deployed and managed on one server or across multiple clustered servers in just minutes, and can be easily integrated into other web applications for maximum exposure and business value.

Pricing:
Up to 25 users: $999 + $12 for each additional user. OR
$10,000 per server cluster for unlimited users. OR
$3 to $5 per user per month hosted.

6.	TruePresence™ Unified Communications & Collaboration
UC2 for Foundations

Written in: Java Component assets: Asterisk dial plan assembler, SIP presence tracking, Sametime click-to-call plugin, Sametime Bluetooth binding plugin Implementing customers: None

TruePresence™ PBX: No need to implement a separate and expensive phone system. Just plug in the appliance or install the software on your existing server hardware, configure it for your network, and plug in the IP phones of your choice (and/or softphones), and you have an advanced phone system with all the features you would expect and no recurring annual fees.
IBM Lotus Sametime Real-time Collaboration: The TruePresence™ appliance includes an integrated Sametime server with enterprise instant messaging and public chat network interoperability, VoIP services, mobile access, video chats, and web conferencing capabilities all with the security features required for business use. The Sametime Chat client is an extensible application platform that exposes all of these services and runs on Windows, Macintosh, and even Linux desktops. But many of these features can also be easily accessed from everyday applications such as Lotus Notes, Symphony, Quickr, Websphere Portal, Microsoft Office, Sharepoint, Microsoft Outlook, web browsers, and even mobile devices.
TruePresence™ for Sametime adds the powerful integration to truly unify your communications and collaboration solutions. Features such as Phone Status Awareness (e.g., "on the phone"), Instant Phone Conference Bridge from Sametime, Instant Web Meetings with Integrated Telephony Services.

Strong security with content and identity control: The Lotus Sametime Instant Messaging server can be connected to public instant messaging networks such as AOL, Yahoo!, and GoogleTalk, allowing you to control your users' identities, log all activity, and encrypt confidential communications rather than have a “free-for-all” of unsecured public tools.
IP Telephony Integration: TruePresence™ for Sametime can be used with the TruePresence™ PBX or customized to work with your telephony system of choice.
TruePresence™ Ultimate Small Business Server: This all-in-one solution based on Lotus Foundations™ includes all of the TruePresence™ features on a secure Linux-based server with email, collaborative applications, instant messaging, IP telephony PBX, directory, file & print services, firewall, anti-virus, anti-spam, integrated backup, automatic updates, autonomic recovery, and remote access.

The business value of UCC

•	Streamline business processes to improve productivity and reduce costs.
•	Empower employees to improve responsiveness to boost customer satisfaction and loyalty.
•	Fast access to subject matter experts without having to know who they are.
•	Lay a scalable, adaptable foundation for added functionality.
•	Gain control over the unmanaged use of public networks.
•	Provide multiple communications options in the context of their regular activities.
•	Lower telephony and travel costs.

Pricing:
As low as $490 for first 10 users + $49 for each additional user. OR
$3 to $5 per user per month hosted.

7.	Envoy
DXL-based version tracking/control/assembler

Written in: Lotusscript

Component assets: DXL assembler, version mapper, CSS style applier, Domino source searching Provides change tracking, rollback, dependency checking, compliance monitoring and automated test builds for Notes/Domino applications. Currently in beta as part of our Beyond the Cloud ™ hosting service.

“Bones” Health Care

‘Bones’ Health Care is a electronic health recording (EHR) technology designed to be used at point-of-care, such as a hospital, clinic, or physician’s office. Based around a sophisticated touch sensitive interface, it allows the patient and physician to securely enter data (HIPPA / CCHIT compliant), interact with patient history information, and various data bases (such as prescription drug information) and in parallel, will automatically codes and bills the encounter to the appropriate insurance provider. ‘Bones’ provides a multitude of advantages including increasing physician efficiency, and where the product is a self contained technology, it reduces or eliminates the need for IT support.

OUTPUT! Ltd.

OUTPUT! Ltd (Professional Trainers for Sales) provides uniquely customized sales, negotiation, CRM utilization, customer care and sales management training to companies and individuals across the U.S. and the EU to help sales organizations become more productive in their sales communication with their customers. Through the quick & easy implementation of our unique sales methodology and systems, we help our clients’ entire sales staff to increase sales effectiveness which has proven to increase top line revenue while lowering costs and increasing margins. OUTPUT! focuses on Telecommunications, Telemarketing and Software Sales Organizations. OUTPUT! is currently working with 65 customers in Europe and the US.

Item 3.02 Unregistered Sale of Equity Securities.

In connection with the Acquisition disclosed in Item 1.01 above, the Company issued an aggregate of 2,265,230 shares of common stock of the Company to Lotus. The shares were issued pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Section 4(2) promulgated thereunder due to the fact that the issuance of the shares did not involve a public offering of securities.

Item 5.01 Change in Control of Registrant.

As described in Item 1.01 above, pursuant to the Stock Purchase Agreements, Mr. Joerg Ott purchased an aggregate of 11,984,700 shares SWAV’s common stock, thereby representing 80% of the issued and outstanding shares of the Company (based on 15,000,000 shares of SWAV common stock issued and outstanding upon the consummation of the Acquisition), resulting in a change of control of the Company.

As described in Item 5.02 below, upon the consummation of the Acquisition, Pui Shan Lam and Vanleo Y.W. Fung resigned from their respective positions with the Company, effective immediately. Also, upon the consummation of the Acquisition, Mr. Joerg Ott was appointed as the Chief Executive Officer and Sole Director of the Company.

BENEFICIAL OWNERSHIP UPON THE CONSUMMATION OF THE ACQUISITION

          The following table sets forth certain information concerning the beneficial ownership of Company’s common stock upon the consummation of the Acquisition by (i) each person known by the Company to be the owner of more than 5% of the outstanding SWAV common stock, (ii) each director, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a shareholder has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 15,000,000 shares of common stock outstanding.

          The following information is presented on a forward-looking basis assuming the consummation of the Transaction.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Class
Joerg Ott Otto-Spesshardt-Str. 16 Eisenach 99817 Germany	11,984,770	80%
Directors and Officers as a group (1person)	11,984,770	80%

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Acquisition, Pui Shan Lam and Vanleo Y.W. Fung resigned from their respective positions with the Company, effective immediately. Prior to her resignation, Pui Shan Lam had served as the President, Chief Executive Officer and Director of the Company. Prior to his resignation, Vanleo Y.W. Fung had served as the Chief Financial Officer, Secretary and Director of the Company. There were no disagreements on any matter relating to the Company’s operations, policies or practices nor was the director removed for cause from the Board of Directors.

Effective on the closing of the Acquisition, the Company’s directors appointed Joerg Ott to serve as the sole director of the Company and to serve as the Chief Executive Officer of the Company. Mr. Ott does not have a familial relationship with any director or executive officer of the Company.

Directors hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The officers of the Company are appointed by the board of directors and hold office until their death, resignation or removal from office.

Business Experience

Name:	Position Held with the Company:	Age:
Joerg Ott	Chief Executive Officer and Sole Director	45

Joerg Ott

Mr. Ott brings over 20 years of software industry expertise to the Company. Mr. Ott founded OUTPUT! GmbH, a sales training company in Germany in 1992. While serving as the company’s President and CEO, he emphasized sales, marketing and customer services activities. The company’s customers included Deutsche Telekom AG, vodaphone/ARCOR and Zurich Versicherungen.

Driven by his linguistic interest, Joerg subsequently founded GlobalWords, a software driven multi-lingual translation service company. GlobalWords became the foundation for a series of mergers & acquisitions focused in the Software Industry. In the last seven years, Mr. Ott worked with his partners to acquire more than ten other companies, including publicly traded companies, such as IntraWare, Gedys, TJ, and GROUP. Following the GROUP acquisition, with the integration of Relavis Corporation, a New York-based software company and Lotus911 Corporation, an Atlanta-based system integrator and hosting company, Mr. Ott expanded his acquisition strategy into the US. Currently GROUP is the leading vendor for IBM Lotus Software products.

Mr. Ott earned his MBA from University of Passau, Germany, focusing on Operations Research and Finance. He is a Harvard Business School alumnus since 2008.

There are not related party transactions between the Company and Mr. Ott reportable under Item 404 of Regulation S-K. There is no material plan, contract or arrangement, including but not limited to a compensatory plan, contract or arrangement (whether or not written) to which Mr. Ott is a party or which he participates.

Item 9.01 Financial Statements and Exhibits

Exhibits:

Exhibit No.:	Description:
10.1	Asset Purchase Agreement, dated April 26, 2010, between SWAV Enterprises Ltd. and Lotus Holdings Limited
10.2	Non-Affiliate Stock Purchase Agreement, dated April 26, 2010, between the Selling Stockholders and Joerg Ott
10.3	Affiliate Stock Purchase Agreement, dated April 26, 2010, between the Selling Stockholders and Joerg Ott
10.4	Subsidiary Stock Purchase Agreement, dated April 26, 2010, between SWAV Enterprises Ltd. and Pui Shan Lam

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWAV ENTERPRISES LTD.

By: /s/ Joerg Ott
Name: Joerg Ott
Title: Chief Executive Officer and Director

Date: April 26, 2010